Service Agreement

This Agreement (“Agreement”) is made and entered in Tel Aviv this 22 day of October, 2014 by and between Medical Research Infrastructure Development and Health Services Fund by the Chaim Sheba Medical Center, a nonprofit organization incorporated under the Laws of the State of Israel, represented by its authorized representative Sheba Medical Center (“the Fund”)

A private company duly incorporated under the laws of the State of Israel having its registered office at Jaffa Shaeri Niknur 14, represented by its authorized representative, One World Cannabis .LTD (“Client”)

Whereas:
Client wishes that the Fund shall provide it with the Services, as defined bellow, AND

Whereas:
The Fund agrees to provide Client with the Services subject and according to the terms and conditions set forth in this Agreement;

Now, therefore, the parties declare and agree as follows:

1. THE PREAMBLE
1.1.
The Preamble to this Agreement as well as all the Agreement’s appendices constitute an integral part thereof.
1.2.
The descriptive headings of this Agreement are inserted for convenience only and shall not be considered a part of or affect the interpretation of this Agreement.

2. DEFINITIONS
In addition to terms defined elsewhere in this Agreement or its appendices, the following terms shall have the meaning ascribed to them hereinafter:
2.1.
“the Services – Research services and laboratory for the Myeloma Research.
2.2.
“Sheba” – the Chaim Sheba Medical Center
2.3.
“the Site” – the premises, laboratories, facilities of the Sheba Medical Center, where the Services shall be carried out as follows: _________________________________________________________.
2.4.
“Client’s Personnel” – the employees and/or officers and/or agents and/or representatives and/or contractors of Client involved in the performance of the Services.
2.5.
“Client’s Personnel’s work” – the part of the Services to be carried out by Client’s Personnel as follows: Medical cannabis supply for and by the research protocol.
2.6.
“Confidential Information” – any information, weather verbal, written or electronic, obtained by one Party (“the receiving Party”) from the other party (“the Disclosing Party”) with respect to the performance and/or provision of the Services, provided that such information is defined, in writing, as “Confidential” by the Disclosing Party.

3. The Services, Duration
3.1.
The Fund shall provide Client with the Services according and subject to the terms and stipulations of this Agreement. The Services shall be carried out at the Site.
3.2.
The Services shall be carried out during a period of time that approved on the medical protocol and the realizations from the milestones.
3.3.
The Services shall be provided by the employees and/or agents and/or representatives and/or contractors designated for this purpose by the Fund, according to the Fund’s sole discretion.
3.4.
The Services shall be provided according to Sheba’s and/or the Fund’s internal guidelines and/or rules and/or directives relating to the Services and/or to the work performed at the Site and/or to the facilities and/or accessories and/or devises located at the Site.
3.5.
Client hereby declares and covenants it has attained and holds all permits, authorizations, approvals, confirmations and any other documents required by the applicable laws and regulations for the performance of the Services.
3.6.
Client shall provide the Fund with the following materials and/or drugs and/or accessories and/or appliances as may be required for the provision of the Services: Medical cannabis by the medical protocol.

4. Client’s Personnel:
Should Client request that its personnel be involved in the performance of the Services at the Site, in any manner, then the following provisions shall be applied:
4.1.
Client’s Personnel shall be skilful, prudent, professionals and experienced in the field of the Services and shall hold any license and be qualified and authorized to perform such Services in accordance with the requirements of the applicable laws, regulations and guidelines.
4.2.
Client’s Personnel’s Work shall be performed in strict accordance with Sheba’s and/or the Fund’s internal guidelines and/or rules and/or directives relating to the Services and/or to the work performed at the Site and/or to the facilities or accessories or devises located at the Site.
4.3.
Without derogating from anything to the contrary in this Agreement, Client’s Personnel shall obey all administrative instructions of the Site’s manager or any other person designated by the Fund for such purpose (“Site’s Supervisor”). Site Supervisor shall determine the exact dates and hours during which the Services, including Client’s Personnel’s Work, shall be performed at the site.
4.4.
Clients Personnel shall be deemed independent contractors and shall not be considered a partner, agent, employee or representative of the Fund.

5. Consideration:
In return for the provision of the Services, Client shall remunerate the Fund as specified in the payment schedule attached to this Agreement as Schedule A and constituting an integral part thereof.

6. Liability, Indemnification and Insurance:
6.1.
Client hereby declares and covenants that it has all powers, rights and title required to enter into this Agreement and that there is no legal or contractual impediment which prevent it from entering into this Agreement.
6.2.
Client shall bear sole and full responsibility for the provision and/or performance of the Services and for any act, omission or willful misconduct of Client’s Personnel.
6.3.
Client shall bear sole responsibility for any damage whatsoever caused, for any reason whatsoever, to any of Client’s Personnel in Sheba’s premises including the Site.
6.4.
Client shall indemnify and hold harmless the Fund, Sheba, and their employees, representatives and agents (herein: “the Indemnities”), from and against any loss, damage, liability and expense (including legal costs), claims and proceedings arising out of or resulting from the provision and/or performance of the Services and/or from the acts, omissions or willful misconduct of Client’s Personnel.
6.5.
Without derogating from its above liabilities, Client shall maintain proper insurance policies which shall cover Client’s liabilities and responsibilities under clauses 6.1 – 6.3 above.

7. Confidentiality:
The Receiving Party shall not, directly or indirectly, disclose, transfer, copy, reveal, the Confidential Information to any third party, both during the term of this Agreement and for a period of 5 years following its term or termination. The Confidential Information shall not be used for any purpose other than as may be required for the performance of this agreement. This restriction shall not apply on Confidential Information to the extent:
7.1.1.
Its disclosure is required by Law and/or court order and/or any national regulatory authority requests.
7.1.2.
It is, or becomes, public domain through no act or omission of the Receiving Party or anyone on its behalf.
7.1.3.
It was lawfully obtained by the Receiving Party from another source, as can be evidenced by written records, and in any case, without a breach of any obligations of confidentiality set herein.

8. Law and Venue:
Any dispute between the Parties to this Agreement, including its breach and/or its implementation and/or its termination, shall be decided exclusively by the competent court of law in Tel-Aviv, Israel which shall have exclusive jurisdiction and the law that shall apply in such case shall be the statutes and laws of the State of Israel.

9. Miscellaneous:
9.1.
Non-employment. For the purpose of this Agreement, both Parties shall be deemed an independent contractor and shall not be considered a partner, agent, employee or representative of the other Party.
9.2.
Notices. Except as otherwise provided in this Agreement, all notices permitted or required by this Agreement shall be in writing and shall be deemed to have been duly served (i) upon personal delivery (ii) upon facsimile transmission (receipt of which has been orally confirmed by the recipient) or (iii) Seven (7) business days after deposit, postage prepaid, return receipt requested, if sent by Registered Mail and addressed to the address of the parties first above stated or in accordance with such other address information as the party to receive notice may provide in writing to the other party in accordance with the above notice provisions. Any notice given by any other method will be deemed to have been duly served upon receipt thereof.
9.3.
Waivers. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by either party shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as each party may deem expedient.
9.4.
Entire Agreement; Amendments. This Agreement, including, without limitation, its schedules, contains the entire agreement of the parties with respect to its subject matter. No oral or prior written statements or representations not incorporated herein shall have any force or effect, nor shall any part of this Agreement be amended, supplemented, waived or otherwise modified except in writing, signed by both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and each of the undersigned hereby warrants and represents that he or she has been and is, on the date of this Agreement, duly authorized by all necessary and appropriate action to execute this Agreement.

Client By
The Fund